UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2019

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 20, 2019, Mr. Gregory E. Johnson, Chairman of the Board of Directors (the “Board”) of Franklin Resources, Inc. (the “Company”), announced that he will step down as Chief Executive Officer of the Company, effective February 11, 2020. As of such date, Mr. G. Johnson will no longer serve as principal executive officer of the Company but will remain with the Company serving as Executive Chairman and Chairman of the Board. He will continue to serve as a director of the Company.

(c) On November 20, 2019, the Board appointed Ms. Jennifer M. Johnson, currently President and Chief Operating Officer of the Company, to the additional role of Chief Executive Officer of the Company, effective February 11, 2020. As of such date, Ms. Johnson will serve as President and Chief Executive Officer of the Company and will be the principal executive officer of the Company.

Ms. Johnson, age 55, has served as the Company’s President since December 2016 and Chief Operating Officer since February 2017. She previously served as Co-President of the Company from October 2015 to December 2016, Executive Vice President and Chief Operating Officer of the Company from March 2010 to September 2015, Executive Vice President-Operations and Technology of the Company from December 2005 to March 2010, and Senior Vice President and Chief Information Officer of the Company from May 2003 to December 2005. She has served as an officer and/or director of certain subsidiaries of the Company and as a director or trustee of certain funds registered as investment companies managed or advised by subsidiaries of the Company for more than the past five years. She joined the Company in 1988. Ms. Johnson is a sister of Gregory E. Johnson and Charles E. Johnson and a niece of Rupert H. Johnson, Jr. Gregory E. Johnson is the Chairman of the Board, Chief Executive Officer (current) and a director of the Company, Rupert H. Johnson, Jr. is Vice Chairman and a director of the Company, and Charles E. Johnson is a director of the Company.

A press release announcing these events is attached to this Report as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated November 21, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	November 21, 2019	/s/ Aliya S. Gordon
Aliya S. Gordon
Vice President and Secretary

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